Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

FIDELITY INVESTMENTS

FIDELITY INVESTMENT TRUST: FIDELITY FRANCE FUND (345)

Wednesday, July 19, 2000

		% of Outstanding	% of Dollars
	No. of Dollars	Dollars	Voted
1. To approve an Agreement and Plan of
Reorganization between Fidelity
France Fund and Fidelity Europe Fund.
Affirmative	4,508,387.28	35.827%	71.653%
Against	1,610,802.61	12.801%	25.601%
Abstain	172,746.31	1.373%	2.746%
Total	6,291,936.20	50.001%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

FIDELITY INVESTMENTS

FIDELITY INVESTMENT TRUST: FIDELITY FRANCE FUND (345)

Wednesday, July 19, 2000

		% of Outstanding	% of Dollars
	No. of Dollars	Dollars	Voted
** Fund Totals:	Dollars
Record Total	$ 12,583,620.74
Voted Dollars	6,291,936.20
Percent Voted	50.001%
NAV	20.25

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Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

FIDELITY INVESTMENTS

FIDELITY INVESTMENT TRUST: FIDELITY GERMANY FUND (346)

Wednesday, July 19, 2000

		% of Outstanding	% of Dollars
	No. of Dollars	Dollars	Voted
2. To approve an Agreement and Plan
of Reorganization between Fidelity
Germany Fund and Fidelity Europe Fund.
Affirmative	17,626,363.02	36.193%	72.386%
Against	6,402,052.98	13.146%	26.291%
Abstain	322,253.30	0.662%	1.323%
Total	24,350,669.30	50.001%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

FIDELITY INVESTMENTS

FIDELITY INVESTMENT TRUST: FIDELITY GERMANY FUND (346)

Wednesday, July 19, 2000

		% of Outstanding	% of Dollars
	No. of Dollars	Dollars	Voted
** Fund Totals:	Dollars
Record Total	$ 48,700,364.61
Voted Dollars	24,350,669.30
Percent Voted	50.001%
NAV	17.99

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Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

FIDELITY INVESTMENTS

FIDELITY INVESTMENT TRUST: FIDELITY UNITED KINGDOM (344)

Wednesday, July 19, 2000

		% of Outstanding	% of Dollars
	No. of Dollars	Dollars	Voted
3. To approve an Agreement and Plan
of Reorganization between Fidelity
United Kingdom Fund and Fidelity Europe Fund.
Affirmative	1,624,553.98	45.205%	90.408%
Against	164,498.42	4.577%	9.155%
Abstain	7,860.01	0.219%	0.437%
Total	1,796,912.41	50.001%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

FIDELITY INVESTMENTS

FIDELITY INVESTMENT TRUST: FIDELITY UNITED KINGDOM (344)

Wednesday, July 19, 2000

		% of Outstanding	% of Dollars
	No. of Dollars	Dollars	Voted
** Fund Totals:	Dollars
Record Total	$ 3,593,752.95
Voted Dollars	1,796,912.41
Percent Voted	50.001%
NAV	13.90

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